SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 12, 2005

OMNICARE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-8269	31-1001351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard Suite 1600 Covington, Kentucky (Address of Principal Executive Offices)		41011 (Zip Code)

(859) 392-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 12, 2005, Omnicare, Inc. (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”), a copy of which is attached hereto as Exhibit 1.1, with Lehman Brothers Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters (collectively, the “Common Stock Underwriters”) named in the Common Stock Underwriting Agreement, relating to the sale and issuance of 12,825,000 shares of the common stock, par value $1.00 per share, of the Company (the “Common Stock”) to the Common Stock Underwriters, pursuant to a Registration Statement on Form S-3, filed on November 23, 2005, and a Prospectus Supplement dated December 12, 2005. The public offering price of the Common Stock is $59.72 per share. The Company also granted the Common Stock Underwriters an option to purchase up to an additional 1,923,750 shares of Common Stock to cover over-allotments, if any.

On December 12, 2005, the Company entered into an underwriting agreement (the “Convertible Debenture Underwriting Agreement”), a copy of which is attached hereto as Exhibit 1.2, with J.P. Morgan Securities Inc., Lehman Brothers Inc. and CIBC World Markets Corp. as representatives of the several underwriters named in the Convertible Debenture Underwriting Agreement (the “Convertible Debenture Underwriters”), relating to the sale and issuance of $850,000,000 aggregate principal amount of 3.25% Convertible Senior Debentures due 2035 (the “Convertible Debentures”) to the Convertible Debenture Underwriters, pursuant to a Registration Statement on Form S-3, filed on November 23, 2005, and a Prospectus Supplement dated December 12, 2005. The public offering price of the Convertible Debentures is 100% of principal amount. The Company also granted the Convertible Debenture Underwriters an option to purchase up to an additional $127,500,000 aggregate principal amount of Convertible Debentures to cover over-allotments, if any.

On December 12, 2005, the Company entered into an underwriting agreement (the “Notes Underwriting Agreement”), a copy of which is attached hereto as Exhibit 1.3, with Lehman Brothers Inc., J.P. Morgan Securities Inc. and SunTrust Capital Markets, Inc. as representatives of the several underwriters named in the Notes Underwriting Agreement (the “Notes Underwriters”), relating to the sale and issuance of $225,000,000 aggregate principal amount of 6 3/4% Senior Subordinated Notes due 2013 and $525,000,000 aggregate principal amount of 6 7/8% Senior Subordinated Notes due 2015 (collectively, the “Notes”) to the Notes Underwriters, pursuant to a Registration Statement on Form S-3, filed on December 8, 2005, and a Prospectus Supplement dated December 12, 2005. The public offering price of the Notes is 100% of principal amount.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number

1.1	Underwriting Agreement, dated as of December 12, 2005, by and among the Company and Lehman Brothers Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters listed in Schedule 1 thereto.

1.2	Underwriting Agreement, dated as of December 12, 2005, by and among the Company, Omnicare Purchasing Company, LP and J.P. Morgan Securities Inc., Lehman Brothers Inc. and CIBC World Markets Corp. as representatives of the several underwriters listed in Schedule 1 thereto.

1.3	Underwriting Agreement, dated as of December 12, 2005, by and among the Company, the Guarantors listed in Schedule 2 thereto and Lehman Brothers Inc., J.P. Morgan Securities Inc. and SunTrust Capital Markets, Inc. as representatives of the several underwriters listed in Schedule 1 thereto.

5.1	Opinion of Dewey Ballantine LLP regarding the legality of the Common Stock.

5.2	Opinion of Dewey Ballantine LLP regarding the legality of the Convertible Debentures.

5.3	Opinion of Dewey Ballantine LLP regarding the legality of the Notes.

23.1	Consent of Dewey Ballantine LLP (included in Exhibit 5.1).

23.2	Consent of Dewey Ballantine LLP (included in Exhibit 5.2).

23.3	Consent of Dewey Ballantine LLP (included in Exhibit 5.3).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/S/ CHERYL D. HODGES
Cheryl D. Hodges Senior Vice President and Secretary

Date: December 14, 2005